UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2020 (November 25, 2020)

BLGI, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55880	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

207 W. Division Street, Suite 137 Chicago, Illinois	60622
(Address of principal executive offices)	(Zip Code)

                              (773) 683-1671

Registrant’s telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01 Entry into a Material Definitive Agreement

On November 25, 2020, BLGI, Inc. (the “Company”) entered into a subscription agreement (“Subscription Agreement”) for a private placement (“Private Placement”) of its common stock, par value $0.0001 per share (“Common Stock”), with an accredited investor (“Investor”), pursuant to which Subscription Agreement the Company agreed to issue and sell 1,000,000 restricted shares of Common Stock at a price of $0.10 per share (“Purchase Price”) for total gross proceeds of $100,000. The closing of the Private Placement occurred concurrently with the execution of the Subscription Agreement by the parties and the receipt of the Company of $100,000 in funds from the Investor. The Company intends to issue the 1,000,000 shares of Common Stock to the Investor on or before November 30, 2020.

Pursuant to the Subscription Agreement, the issuance of the Common Stock will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D promulgated thereunder and such Common Stock will therefore be restricted. The Investor gave representations that he is purchasing the Common Stock without a present view toward a distribution of the Common Stock and that he is an “accredited investor” (as defined under Rule 501 of Regulation D).

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Subscription Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

10.1	Form of Subscription Agreement between the Company and the Investor dated November 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLGI, INC.

Date: November 30, 2020	By:	/s/ Lawrence P. Cummins
	Name:	Lawrence P. Cummins
	Title:	Chief Executive Officer